UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01. Other Events.

The Company will file its Annual Report on Form 10-K within the allotted extension period which ends on April 15, 2021. The Company will hold its scheduled conference call on Monday, April 12, 2021. Please see details for the call below.

On March 30, 2021, the Company filed a Form 12b-25 (“Notification of Late Filing”) for the Company’s Annual Report on Form 10-K for the period ended December 31, 2020. The Company stated that its Form 10-K would be filed no later than fifteen calendar days following its prescribed due date. In its press release dated March 30, 2021, the Company had anticipated that the Form 10-K would be filed on or before April 9, 2021.

Due to extenuating circumstances, inclusive of: both the Company’s Chief Financial Officer and Comptroller becoming infected with COVID-19 during the audit review period, the accounting and tax calculations pertaining to the Company’s divestiture of its former wholly owned subsidiary, SRM entertainment, LTD and the preparation of valuation and accounting calculations surrounding transactions subsequent to years end, the Company was unable to complete the preparation of its financial statements prior to April 9, 2021.

Twelve Months 2020 Earnings Conference Call

The Company is pleased to announce that it will hold its December 31, 2020 Year End Earnings Conference Call on Monday, April 12, 2021 at 4:30 pm Eastern Time, which will be presented by Mr. Christopher Ferguson - Chief Executive Officer, and Mr. Brett Vroman – Chief Financial Officer.

The conference call can be accessed through the following numbers:

1-877-407-0782 (U.S. participants)

1-201-689-8567 (International participants)

To access the live webcast presentation, visit:

https://www.webcaster4.com/Webcast/Page/2479/40618

A webcast replay will be available until April 12, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer